		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
AIRCO LIMITED	THAILAND	48%

AIRTEC LIMITED	UNITED KINGDOM	100%

ALIMENTERICS INC.	DELAWARE	100%

ALLIANCE COMPRESSORS LLC	DELAWARE	25%

AMAIR LIMITED	THAILAND	48%

ARMORO, INC.	CALIFORNIA	100%

ARO DE VENEZUELA, C.A.	VENEZUELA	100%

A-S ENERGY, INC.	TEXAS	100%

B&K CREDIT INC.	DELAWARE	100%

B&K MANUFACTURING CORPORATION	DELAWARE	100%

BEST MATIC INTERNATIONAL LIMITED	UNITED KINGDOM	100%

BEST MATIC VERMOGENSVERWALTUNGS GMBH	GERMANY	100%

BMM, INC.	DELAWARE	100%

CAPSULE TRANE CONNECTICUT INC.	DELAWARE	100%

CELTRAK LIMITED	IRELAND	100%

CELTRAK, INC.	DELAWARE	100%

CHECKER FLAG PARTS, INC.	MINNESOTA	100%

CLEAN AIR, INC.	DELAWARE	100%

CLUB CAR LIMITED	NEW ZEALAND	100%

CLUB CAR, LLC	DELAWARE	100%

COMERCIAL INGERSOLL-RAND (CHILE) LIMITADA	CHILE	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
COMINGERSOLL-COMERCIO E INDUSTRIA DE EQUIPAMENTOS, S.A.R.L. (PORTUGAL)	PORTUGAL	22%

COMPAGNIE INGERSOLL-RAND SAS	FRANCE	100%

COMPRESSED AIR PARTS, INC.	NEW YORK	100%

DFM TRANE OKLAHOMA CORP.	DELAWARE	100%

DIASORIN INTERNATIONAL B.V.	NETHERLANDS	100%

DIASORIN INTERNATIONAL INC.	DELAWARE	100%

DRADNATS INC.	DELAWARE	100%

EARTHFORCE AMERICA, INC.	DELAWARE	100%

EBB HOLDINGS LIMITED	BARBADOS	100%

EMERSON ELECTRIC, S.R.O.	CZECH REPUBLIC	10%

FELLON-MCCORD & ASSOCIATES, LLC	KENTUCKY	100%

FILAIRCO INC.	PHILIPPINES	100%

FILAIRCO TECHNICAL SERVICES CO., INC.	PHILIPPINES	25%

FLEXENGERY INC.	DELAWARE	8%

FM ENERGY SCHEDULING, LLC	KENTUCKY	100%

FRIGOBLOCK GROSSKOPF GMBH	GERMANY	100%

FRIGOBLOCK UK LIMITED	UNITED KINGDOM	100%

FWJ INC.	DELAWARE	100%

GHH-RAND SCHRAUBENKOMPRESSOREN GMBH	GERMANY	100%

GLOBAL ENERGY MARKET SERVICES, LLC	DELAWARE	100%

HERMANN TRANE HARRISBURG INC.	DELAWARE	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
HIBON INC.	CANADA	100%

HUSSMANN PARENT INC.	DELAWARE	38%

INDUSTRIAL CHILL SERVICING PRIVATE LTD.	MAURITIUS	100%

INGERSOLL-RAND TRANE ENERGY SAVING SERVICES (SHANGHAI) CO. LTD.	CHINA	100%

INGERSOLL-RAND (AUSTRALIA) LTD.	AUSTRALIA	100%

INGERSOLL-RAND (CHANG ZHOU) TOOLS CO., LTD.	CHINA	100%

INGERSOLL-RAND (CHINA) INDUSTRIAL EQUIPMENT MANUFACTURING CO., LTD.	CHINA	100%

INGERSOLL-RAND (CHINA) INVESTMENT COMPANY LIMITED	CHINA	100%

INGERSOLL-RAND (EUROPE) LIMITED	UNITED KINGDOM	100%

INGERSOLL-RAND (GAOMI) SYSTEMS CO., LTD.	CHINA	100%

INGERSOLL-RAND (GIBRALTAR) HOLDING	GIBRALTAR	100%

INGERSOLL-RAND (GIBRALTAR) INTERNATIONAL HOLDING II LIMITED	GIBRALTAR	100%

INGERSOLL-RAND (GUILIN) TOOLS COMPANY LIMITED	CHINA	100%

INGERSOLL-RAND (HONG KONG) HOLDING COMPANY LIMITED	HONG KONG	100%

INGERSOLL-RAND (INDIA) LIMITED	INDIA	74%

INGERSOLL-RAND (SHANGHAI) TRADING CO., LTD.	CHINA	100%

INGERSOLL-RAND AB	SWEDEN	100%

INGERSOLL-RAND AIR SOLUTIONS HIBON SARL	FRANCE	100%

INGERSOLL-RAND ARGENTINA S.A.I.C.	ARGENTINA	100%

INGERSOLL-RAND ASIA PACIFIC INC.	DELAWARE	100%

INGERSOLL-RAND BEST-MATIC AB	SWEDEN	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND BETEILIGUNGS UND GRUNDSTUCKSVERWALTUNGS GMBH	GERMANY	100%

INGERSOLL-RAND CHARITABLE FOUNDATION	DELAWARE	100%

INGERSOLL-RAND CHINA LIMITED	DELAWARE	100%

INGERSOLL-RAND CLIMATE LIMITED	UNITED KINGDOM	100%

INGERSOLL-RAND CLIMATE SOLUTIONS PRIVATE LIMITED	INDIA	100%

INGERSOLL-RAND COLOMBIA S.A.S.	COLOMBIA	100%

INGERSOLL-RAND COMPANY	NEW JERSEY	100%

INGERSOLL-RAND COMPANY CHILE Y COMPANIA LIMITADA	CHILE	100%

INGERSOLL-RAND COMPANY LIMITED (UK)	UNITED KINGDOM	100%

INGERSOLL-RAND COMPANY OF PERU S.A.C	PERU	100%

INGERSOLL-RAND COMPANY SOUTH AFRICA (PTY) LIMITED	SOUTH AFRICA	100%

INGERSOLL-RAND CONSTRUCTION SERVICES, INC.	DELAWARE	100%

INGERSOLL-RAND COSTA RICA S.A.	COSTA RICA	100%

INGERSOLL-RAND CZ S.R.O.	CZECH REPUBLIC	100%

INGERSOLL-RAND DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE	MEXICO	100%

INGERSOLL-RAND DE PUERTO RICO, INC.	PUERTO RICO	100%

INGERSOLL-RAND ENERGY SYSTEMS CORPORATION	MASSACHUSETTS	100%

INGERSOLL-RAND ENHANCED RECOVERY COMPANY	DELAWARE	100%

INGERSOLL-RAND EQUIPEMENTS DE PRODUCTION S.A.S.	FRANCE	100%

INGERSOLL-RAND EUROPEAN HOLDING COMPANY B.V.	NETHERLANDS	100%

INGERSOLL-RAND EUROPEAN SALES LIMITED	UNITED KINGDOM	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND FINANCE ÍSLANDI SLF.	ICELAND	100%

INGERSOLL-RAND FINANCIAL SERVICES CORPORATION	DELAWARE	100%

INGERSOLL-RAND FINANCIAL SERVICES LIMITED	UNITED KINGDOM	100%

INGERSOLL-RAND FINLAND OY	FINLAND	100%

INGERSOLL-RAND FUNDING LTD.	BERMUDA	100%

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED	DELAWARE	100%

INGERSOLL-RAND GLOBAL INVESTMENTS LIMITED	BERMUDA	100%

INGERSOLL-RAND GMBH	GERMANY	100%

INGERSOLL-RAND GOVERNMENT SOLUTIONS INC.	DELAWARE	100%

INGERSOLL-RAND HOLDINGS B.V.	NETHERLANDS	100%

INGERSOLL-RAND HOLDING COMPANY LLC	CALIFORNIA	100%

INGERSOLL-RAND HOLDINGS LIMITED	UNITED KINGDOM	100%

INGERSOLL-RAND IBERICA, S.L.	SPAIN	100%

INGERSOLL-RAND INDUSTRIA, COMERCIO E SERVICOS DE AR CONDICIONADO, AR COMPRIMIDO E REFRIGERACAO LTDA.	BRAZIL	100%

INGERSOLL-RAND INDUSTRIAL REFRIGERATION, INC.	CALIFORNIA	100%

INGERSOLL-RAND INTERNATIONAL (INDIA) PRIVATE LIMITED	INDIA	100%

INGERSOLL-RAND INTERNATIONAL FINANCE LIMITED	IRELAND	100%

INGERSOLL-RAND INTERNATIONAL HOLDING LIMITED	BERMUDA	100%

INGERSOLL-RAND INTERNATIONAL HOLDING LLC	NEW JERSEY	100%

INGERSOLL-RAND INTERNATIONAL LIMITED	IRELAND	100%

INGERSOLL-RAND INTERNATIONAL, INC.	DELAWARE	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND IRISH HOLDINGS UNLIMITED COMPANY	IRELAND	100%

INGERSOLL-RAND ITALIA S.R.L.	ITALY	100%

INGERSOLL-RAND ITALIANA S.P.A.	ITALY	100%

INGERSOLL-RAND ITS JAPAN LTD.	JAPAN	100%

INGERSOLL-RAND JAPAN, LTD.	JAPAN	100%

INGERSOLL-RAND KOREA HOLDING LLC	DELAWARE	100%

INGERSOLL-RAND KOREA LIMITED	KOREA, REPUBLIC OF	100%

INGERSOLL-RAND LATIN AMERICA B.V.	NETHERLANDS	100%

INGERSOLL-RAND LIABILITY MANAGEMENT COMPANY	MICHIGAN	100%

INGERSOLL-RAND LUX EURO FINANCING S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX EURO II FINANCING S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX EURO III FINANCING S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX EUROPEAN HOLDING COMPANY S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX HOLDINGS S.AR.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX HOLDINGS II COMPANY S.A R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX INTERNATIONAL HOLDING COMPANY S.AR.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX INTERNATIONAL S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUX ROZA III S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUXEMBOURG UNITED S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND LUXEMBOURG FINANCE S.A.	LUXEMBOURG	100%

INGERSOLL-RAND MACHINERY (SHANGHAI) COMPANY LIMITED	CHINA	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND MALAYSIA CO. SDN. BHD.	MALAYSIA	100%

INGERSOLL-RAND MANUFACTURA, S. DE R.L DE C.V.	MEXICO	100%

INGERSOLL-RAND MANUFACTURING S.R.O.	CZECH REPUBLIC	100%

INGERSOLL RAND MAROC S.A R..L.	MOROCCO	100%

INGERSOLL-RAND MAURITIUS HOLDING PRIVATE LTD	MAURITIUS	100%

INGERSOLL-RAND NETHERLANDS B.V.	NETHERLANDS	100%

INGERSOLL-RAND NEXIA INTELLIGENCE LLC	DELAWARE	100%

INGERSOLL-RAND NY, INC.	DELAWARE	100%

INGERSOLL-RAND PHILIPPINES, INC.	PHILIPPINES	100%

INGERSOLL-RAND POLSKA SP.ZO.O	POLAND	100%

INGERSOLL-RAND PORTUGAL - SOCIEDADE, UNIPESSOAL, LDA.	PORTUGAL	100%

INGERSOLL-RAND RODAMIENTOS HOLDING, S.L.	SPAIN	100%

INGERSOLL-RAND RUS LLC	RUSSIAN FEDERATION	100%

INGERSOLL-RAND S.A.	SWITZERLAND	100%

INGERSOLL RAND, S.A. DE C.V.	MEXICO	100%

INGERSOLL-RAND SALES COMPANY, LLC	DELAWARE	100%

INGERSOLL RAND SERVICE DO BRASIL LTDA	BRAZIL	100%

INGERSOLL-RAND SERVICE GMBH	GERMANY	100%

INGERSOLL-RAND SERVICES AND TRADING LIMITED LIABILITY COMPANY	RUSSIAN FEDERATION	100%

INGERSOLL-RAND SERVICES COMPANY	DELAWARE	100%

INGERSOLL-RAND SERVICES S.R.O.	CZECH REPUBLIC	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND SERVICIOS, S.A.	SPAIN	100%

INGERSOLL-RAND SINGAPORE ENTERPRISES PTE. LTD.	SINGAPORE	100%

INGERSOLL-RAND SINGAPORE HOLDING PTE. LTD.	SINGAPORE	100%

INGERSOLL-RAND SOUTH EAST ASIA (PTE.) LTD.	SINGAPORE	100%

INGERSOLL-RAND SUPERAY HOLDINGS LIMITED	HONG KONG	100%

INGERSOLL-RAND SVENSKA AB	SWEDEN	100%

INGERSOLL-RAND SYSTEMS SRL	ITALY	100%

INGERSOLL-RAND TECHNICAL AND SERVICES LIMITED	IRELAND	100%

INGERSOLL-RAND TECHNICAL AND SERVICES S.Á.R.L.	SWITZERLAND	100%

INGERSOLL-RAND TECHNOLOGIES AND SERVICES PRIVATE LIMITED	INDIA	100%

INGERSOLL-RAND TECHNOLOGIES S.R.O.	CZECH REPUBLIC	100%

INGERSOLL-RAND TOOL HOLDINGS LIMITED	HONG KONG	100%

INGERSOLL-RAND UK LTD.	UNITED KINGDOM	100%

INGERSOLL-RAND UKRAINE LIMITED LIABILITY COMPANY	UKRAINE	100%

INGERSOLL-RAND US HOLDING INC.	DELAWARE	100%

INGERSOLL-RAND VIETNAM COMPANY LIMITED	VIETNAM	100%

INGERSOLL-RAND WESTERN HEMISPHERE TRADE CORPORATION	DELAWARE	100%

INGERSOLL-RAND WORLD TRADE GMBH	SWITZERLAND	100%

INGERSOLL-RAND WORLDWIDE CAPITAL S.A.R.L.	LUXEMBOURG	100%

INGERSOLL-RAND ZIMBABWE (PRIVATE) LIMITED	ZIMBABWE	100%

INGERSOLL-RAND, INC.	KANSAS	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
IR CANADA HOLDINGS ULC	CANADA	100%

IR CANADA SALES & SERVICE ULC	CANADA	100%

I-R E-MEDICAL, INC.	DELAWARE	100%

IR FRANCE SAS	FRANCE	100%

IR TECHNO HOLDING COMPANY LIMITED	BERMUDA	100%

MONGRUE TRANE MASSACHUSETTS, INC.	DELAWARE	100%

NANJING INGERSOLL-RAND COMPRESSOR CO., LTD.	CHINA	80%

NORTH WEST COMPRESSED AIR COMPANY LTD.	UNITED KINGDOM	100%

OFFICINA MECCANICHE INDUSTRIALI SRL	ITALY	100%

PERFECT PITCH, L.P.	DELAWARE	68%

PINKO PALINO INC.	DELAWARE	100%

PLURIFILTER D.O.O.	SLOVENIA	100%

PRIME AIR LIMITED	THAILAND	100%

PT INGERSOLL-RAND INDONESIA	INDONESIA	100%

PT TRANE INDONESIA	INDONESIA	100%

R&O IMMOBILIEN GMBH	GERMANY	100%

RAND TRANE DALLAS INC.	DELAWARE	100%

REFTRANS, S.A.	SPAIN	85%

SBG HOLDING CORP.	DELAWARE	100%

SHANGHAI INGERSOLL-RAND COMPRESSOR LIMITED	CHINA	100%

SILVER HOLDING CORP.	COLORADO	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
SOCIETE TRANE SAS	FRANCE	100%

SPANASHVIEW	IRELAND	100%

STANDARD CENTENNIAL PROPERTY, LLC	DELAWARE	100%

STANDARD COMPRESSORS INC.	DELAWARE	100%

STANDARD INDUSTRIAL MINERAL PRODUCTS CORP.	PHILIPPINES	40%

STANDARD RESOURCES AND DEVELOPMENT CORPORATION	PHILIPPINES	40%

STANDARD TRANE INSURANCE COMPANY	VERMONT	100%

STANDARD TRANE INSURANCE IRELAND DESIGNATED ACTIVITY COMPANY	IRELAND	100%

STANDARD TRANE WARRANTY COMPANY	SOUTH CAROLINA	100%

T.I. SOLUTIONS (ISRAEL) LTD.	ISRAEL	100%

TAST LIMITED	THAILAND	48%

THE TRANE COMPANY	NEVADA	100%

THERMO KING CONTAINER TEMPERATURE CONTROL (SUZHOU) CORPORATION LTD.	CHINA	82%

THERMO KING CONTAINER-DENMARK A/S	DENMARK	100%

THERMO KING CORPORATION	DELAWARE	100%

THERMO KING DE PUERTO RICO, INC.	DELAWARE	100%

THERMO KING DO BRASIL, LTDA.	BRAZIL	100%

THERMO KING ENTERPRISES COMPANY	DELAWARE	100%

THERMO KING EUROPEAN MANUFACTURING LIMITED	IRELAND	100%

THERMO KING INDIA PRIVATE LIMITED	INDIA	100%

THERMO KING IRELAND LIMITED	IRELAND	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
THERMO KING PUERTO RICO MANUFACTURA, INC.	PUERTO RICO	100%

THERMO KING SERVICES LIMITED	IRELAND	100%

THERMO KING SVC, INC.	DELAWARE	100%

THERMO KING TRADING COMPANY	DELAWARE	100%

THERMO KING TRANSPORTKOELING B.V.	NETHERLANDS	100%

TK PUERTO RICO AIRE, INC.	PUERTO RICO	100%

TK PUERTO RICO COMERCIAL, INC.	PUERTO RICO	100%

TK PUERTO RICO ENSAMBLAJE, INC.	PUERTO RICO	100%

TK PUERTO RICO FABRICACION, INC.	PUERTO RICO	100%

TK PUERTO RICO LOGISTICA, INC.	PUERTO RICO	100%

TK PUERTO RICO OPERACIONES INDUSTRIALES, INC.	PUERTO RICO	100%

TK PUERTO RICO PRODUCCION, INC.	PUERTO RICO	100%

TK PUERTO RICO SOLUCIONES CLIMATICAS, INC.	PUERTO RICO	100%

TK PUERTO RICO TECNOLOGIAS, INC.	PUERTO RICO	100%

TM AIR CONDITIONING SDN. BHD.	MALAYSIA	100%

TRANE (IRELAND) LIMITED	IRELAND	100%

TRANE (SCHWEIZ) GMBH / TRANE (SUISSE) S.A.R.L.	SWITZERLAND	100%

TRANE (THAILAND) LIMITED	THAILAND	100%

TRANE (UK) LTD.	UNITED KINGDOM	100%

TRANE AIR CONDITIONING PRODUCTS LIMITED	CAYMAN ISLANDS	100%

TRANE AIR CONDITIONING SYSTEMS (CHINA) CO. LTD.	CHINA	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE AIR CONDITIONING SYSTEMS AND SERVICE CO., LIMITED	HONG KONG	100%

TRANE AIR INC.	DELAWARE	100%

TRANE AIRCONDITIONING PTE. LTD.	SINGAPORE	100%

TRANE AIRE ACONDICIONADO S.L.	SPAIN	100%

TRANE BERMUDA LTD.	BERMUDA	100%

TRANE BRANDS, INC.	DELAWARE	100%

TRANE BVBA	BELGIUM	100%

TRANE CANADA LP	CANADA	100%

TRANE CANADA ULC	CANADA	100%

TRANE CENTRAL AMERICA, INC.	DELAWARE	100%

TRANE CHINA HOLDINGS LIMITED	CAYMAN ISLANDS	100%

TRANE CR SPOL SRO.	CZECH REPUBLIC	100%

TRANE CREDIT INC.	DELAWARE	100%

TRANE DE ARGENTINA S.A.	ARGENTINA	100%

TRANE DE CHILE S.A.	CHILE	100%

TRANE DE COLOMBIA S.A.	COLOMBIA	100%

TRANE DEUTSCHLAND GMBH	GERMANY	100%

TRANE DISTRIBUTION PTE LTD	SINGAPORE	100%

TRANE DO BRASIL INDUSTRIA E COMERCIO DE PRODUCTOS PARA CONDICIONAMENTO DE AR LTDA.	BRAZIL	100%

TRANE DOMINICANA, S.R.L.	DOMINICAN REPUBLIC	100%

TRANE EGYPT LLC	EGYPT	99%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE EUROPE HOLDINGS B.V.	NETHERLANDS	100%

TRANE EXPORT LLC	DELAWARE	100%

TRANE FINANCE SPRL	BELGIUM	100%

TRANE FOUNDATION OF NEW YORK	NEW YORK	100%

TRANE FRANCE SAS	FRANCE	100%

TRANE GENERAL CORPORATION	DELAWARE	100%

TRANE GMBH	AUSTRIA	100%

TRANE GP INC.	CANADA	100%

TRANE HELLAS S.A,	GREECE	100%

TRANE HOLDING CO.	CANADA	100%

TRANE HOLDINGS COMPANY YK	JAPAN	100%

TRANE HOLDINGS LLC	DELAWARE	100%

TRANE HUNGARY KFT	HUNGARY	100%

TRANE IBV LTD.	DELAWARE	100%

TRANE INC.	DELAWARE	100%

TRANE INC. OF DELAWARE	DELAWARE	100%

TRANE INDIA LTD.	DELAWARE	100%

TRANE INTERNATIONAL INC.	DELAWARE	100%

TRANE IP INC.	DELAWARE	100%

TRANE ITALIA S.R.L	ITALY	100%

TRANE JAPAN, LTD.	JAPAN	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE KLIMA TICARET AS	TURKEY	100%

TRANE KOREA, INC.	KOREA, REPUBLIC OF	100%

TRANE KUWAIT AIRCONDITIONING CO WLL	KUWAIT	49%

TRANE L.P.	BERMUDA	100%

TRANE LEASING INC.	DELAWARE	100%

TRANE LOGISTICS CORPORATION	DELAWARE	100%

TRANE MALAYSIA SALES & SERVICES SDN. BHD.	MALAYSIA	100%

TRANE POLSKA SP Z.O.O.	POLAND	100%

TRANE PUERTO RICO LLC	DELAWARE	100%

TRANE QATAR LLC	QATAR	49%

TRANE ROMANIA S.R.L	ROMANIA	100%

TRANE S.A.	SWITZERLAND	100%

TRANE S.A.E	EGYPT	100%

TRANE SERVICEFIRST, C.A.	VENEZUELA	100%

TRANE SERVICES ACQUISITION I INC.	DELAWARE	100%

TRANE SISTEMAS INTEGRALES, S. DE R.L. DE C.V.	MEXICO	100%

TRANE SUPPORT SAS	FRANCE	100%

TRANE SWEDEN AB	SWEDEN	100%

TRANE SYSTEMS SOLUTIONS OF PANAMA INC.	PANAMA	100%

TRANE TAIWAN DISTRIBUTION LTD.	TAIWAN PROVINCE OF CHINA	100%

TRANE U.S. EXPORT LTD.	DELAWARE	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2015

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE U.S. INC.	DELAWARE	100%

TRANE U.S. LOGISTICS INC.	DELAWARE	100%

TRANE VIDALIA LLC	GEORGIA	100%

TRANE VIETNAM SERVICES COMPANY LIMITED	VIETNAM	100%

TRANE, S.A. DE C.V.	MEXICO	100%

TSI ANSTALT LTD.	LIECHTENSTEIN	100%

TYS LIMITED	HONG KONG	50%

WABCO STANDARD TRANE C.I.S. LIMITED LIABILITY COMPANY	RUSSIAN FEDERATION	100%

WILHELM KLEIN GMBH	GERMANY	100%

WORLD STANDARD LTD.	DELAWARE	100%

ZEKS COMPRESSED AIR SOLUTIONS LLC	DELAWARE	100%